                                                           Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             DM MANAGEMENT COMPANY
--------------------------------------------------------------------------------
               (Exact name of issuer as specified in its charter)

            Delaware                                             04-2973769
--------------------------------------------------------------------------------
(State or other Jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                25 Recreation Park Drive, Hingham. Massachusetts        02043
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

                             DM MANAGEMENT COMPANY
              1993 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
                             (Full title of plan)

                               Gordon R. Cooke
  President, Chief Executive Officer and Chairman of the Board of Directors
                            DM Management Company
                           25 Recreation Park Drive
                         Hingham, Massachusetts 02043
                                (781) 740-2718
--------------------------------------------------------------------------------
                   (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                 WITH A COPY TO:
                           Peter M. Rosenblum, Esquire
                            David R. Pierson, Esquire
                             Foley, Hoag & Eliot LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                                 (617) 832-1000

--------------------------------------------------------------------------------

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------

                                                      Proposed
Title of                             Proposed         Maximum
Securities            Amount         Maximum          Aggregate     Amount of
to be                 to be          Offering Price   Offering      Registration
Registered            Registered     Per Share        Price         Fee
--------------------------------------------------------------------------------

Common Stock          500,000         $14.5625(1)    $7,281,250(1)  $2,147.97(1)
(par value $0.01)     shares

--------------------------------------------------------------------------------

    (1) Estimated pursuant to Rule 457 (c) and (h) based on the average of the high and low prices of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation National Market System on December 11, 1997.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

      This Registration Statement is registering additional shares of common stock, par value $.01 per share, of DM Management Company (the "Company") issuable pursuant to the Company's 1993 Incentive and Nonqualified Stock Option Plan for which registration statements filed on Form S-8, File Nos. 33-71776, 33-86982 and 333-03845, are already effective.

      The contents of the Company's Registration Statements on Form S-8, File No. 33-71776, 33-86982 and 333-03845, as filed with the Securities and Exchange Commission on November 16, 1993, December 1, 1994 and May 16, 1996, respectively, are incorporated herein by reference.

ITEM 8. EXHIBITS.

  5.1   Opinion of Counsel.

 23.1   Consent of Independent Accountants.

 23.2   Consent of Counsel (included in Exhibit 5.1).

 24.1   Power of Attorney (contained on the signature page).

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Hingham, Massachusetts, on this 12th day of December, 1997.

                                                DM MANAGEMENT COMPANY

                                                By: /s/ Gordon R. Cooke
                                                    --------------------------
                                                    Gordon R. Cooke
                                                      President, Chief Executive
                                                      Officer and Chairman of
                                                      the Board of Directors



                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Gordon R. Cooke and Olga L. Conley, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing which they, or either of them, may deem necessary or advisable to be done in connection with this Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes for either or both of them, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                        Title                        Date
---------                        -----                        ----
/s/ Gordon R. Cooke           President, Chief              December 12, 1997
-------------------            Executive Officer
Gordon R. Cooke                and Chairman of the
                               Board of Directors
                               (Principal Executive
                               Officer)

Signature                        Title                        Date
---------                        -----                        ----
/s/ Samuel L. Shanaman        Executive Vice                December 12, 1997
----------------------         President
Samuel L. Shanaman             and Director


/s/ Olga L. Conley            Vice President -              December 12, 1997
----------------------         Finance, Chief
Olga L. Conley                 Financial Officer
                               and Treasurer
                               (Principal Financial
                               and Accounting
                               Officer)


/s/ William E. Engbers        Director                      December 12, 1997
----------------------
William E. Engbers


/s/ Walter J. Levison         Director                      December 12, 1997
----------------------
Walter J. Levison


/s/ Thomas J. Litle           Director                      December 12, 1997
----------------------
Thomas J. Litle


/s/ Ruth M. Owades            Director                      December 12, 1997
----------------------
Ruth M. Owades


                                  EXHIBIT INDEX

           Exhibit
             No.             Description
           -------           -----------

              5.1            Opinion of Counsel

             23.1            Consent of Independent Accountants

             23.2            Consent of Counsel (included in Exhibit 5.1)

             24.1 Power of Attorney (contained on the signature page)
